EVERY STOCKHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Your Proxy Vote is important!

3 EASY WAYS TO VOTE YOUR PROXY:

1.
By Phone. Call Okapi Partners toll-free at: (855) 305-0856 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 5:00 PM (EST).

OR

2.	By Internet. Refer to your proxy card for the control number and go to: www.myproxyonline.com and follow the simple on-screen instructions.

OR

3.	By Mail. Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE LOWER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED ON REVERSE SIDE

PROXY	PROXY

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 22, 2013
605 Third Avenue, 41st Floor, New York, New York 10158-3698

The undersigned appoints as proxies Robert Conti, Owen F. McEntee, Jr. and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned’s shares of common stock in the Fund referred to on the reverse side (the “Fund”) at the Annual Meeting of Stockholders to be held on August 22, 2013, at 3:00 p.m. Eastern Time at the offices of Neuberger Berman LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments or postponements thereof (“Annual Meeting”), with all the power the undersigned would have if personally present. Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. This proxy is being solicited on behalf of the Fund’s Board of Directors.

The shares of common stock represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Annual Meeting.

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

2013

Your vote is important no matter how many shares you own.
Please sign and date this proxy card and return it promptly in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for this
Annual Meeting of Stockholders to Be Held on August 22, 2013

The Proxy Statement and Annual Report are available at: WWW.MYPROXYONLINE.COM/NB

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE LOWER PORTION IN THE ENCLOSED ENVELOPE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE TWO CLASS II DIRECTOR NOMINEES.

INSTRUCTIONS:

To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box next to each nominee you wish to withhold.

1.	To elect two Class II Directors to serve until the annual meeting of stockholders in 2016, or until their successors are elected and qualified.

☐	FOR ALL NOMINEES	☐	WITHOLD AUTHORITY FOR ALL NOMINEES	☐	FOR ALL EXCEPT

☐	Jack L. Rivkin

☐	Tom D. Seip

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES OF COMMON STOCK YOU OWN. PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Your Proxy Vote is important!

3 EASY WAYS TO VOTE YOUR PROXY:

1.
By Phone. Call Okapi Partners toll-free at: (855) 305-0856 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 5:00 PM (EST).

OR

2.	By Internet. Refer to your proxy card for the control number and go to: www.myproxyonline.com and follow the simple on-screen instructions.

OR

3.	By Mail. Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE LOWER PORTION IN THE ENCLOSED ENVELOPE.
CONTINUED ON REVERSE SIDE

PROXY	PROXY

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 22, 2013
605 Third Avenue, 41st Floor, New York, New York 10158-3698

The undersigned appoints as proxies Robert Conti, Owen F. McEntee, Jr. and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned’s shares of preferred stock in the Fund referred to on the reverse side (the “Fund”) at the Annual Meeting of Stockholders to be held on August 22, 2013, at 3:00 p.m. Eastern Time at the offices of Neuberger Berman LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments or postponements thereof (“Annual Meeting”), with all the power the undersigned would have if personally present. Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. This proxy is being solicited on behalf of the Fund’s Board of Directors.

The shares of preferred stock represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Annual Meeting.

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

2013

Your vote is important no matter how many shares you own.
Please sign and date this proxy card and return it promptly in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for this
Annual Meeting of Stockholders to Be Held on August 22, 2013

The Proxy Statement and Annual Report are available at: WWW.MYPROXYONLINE.COM/NB

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE LOWER PORTION IN THE ENCLOSED ENVELOPE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE THREE CLASS II DIRECTOR NOMINEES.

INSTRUCTIONS:
To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box next to each nominee you wish to withhold.

1.	To elect three Class II Directors to serve until the annual meeting of stockholders in 2016, or until their successors are elected and qualified.

☐	FOR ALL NOMINEES	☐	WITHOLD AUTHORITY FOR ALL NOMINEES	☐	FOR ALL EXCEPT

☐	Jack L. Rivkin

☐	Tom D. Seip

☐	George W. Morriss

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES OF PREFERRED STOCK YOU OWN. PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.